UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21324

ACP Funds Trust
(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., Suite C-220
Radnor, PA	19087
(Address of principal executive offices)	(Zip code)

Gary E. Shugrue
Ascendant Capital Partners LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087
(Name and address of agent for service)

registrant's telephone number, including area code:	(610) 688-4180

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACP Funds Trust

2009 Semi-Annual Review

Performance Summary*
	2QT 2009	YTD	12 Month	3 Year^	5 Year^	Value of $100**	Standard Deviation**	Sharpe Ratio**	Beta**
ACP Advantage Series*	4.70%	5.78%	-4.94%	2.07%	3.79%	$130.30	4.76%	0.74	1.00
ACP Institutional Series*	5.04%	6.51%	-3.63%	3.09%	4.77%	$135.00	4.79%	0.91	1.00
S&P 500	15.93%	1.33%	-26.21%	-8.22%	-2.24%	$92.30	15.79%	-0.05	0.21
Russell 2000	20.40%	1.91%	-26.19%	-11.11%	-2.96%	$100.50	20.54%	0.06	0.17
HFRX Equity	5.16%	5.97%	-20.03%	-4.43%	-1.34%	$109.40	7.79%	0.09	0.52

*Performance numbers are net of fees
**Since Inception
^Annualized
ACP Advantage Series Fund inception 7/2003
ACP Institutional Series Fund inception 10/2003

Fund Objective

The ACP Advantage Series Strategic Opportunities Fund and the ACP Institutional Series Strategic Opportunities Fund (collectively the “ACP Funds Trust”) seek capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Funds will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Funds seek to generate returns that are not highly correlated with traditional stock investments, thereby providing shareholders with an opportunity for improved diversification of their overall portfolios.

Performance Review

During the second quarter of 2009, the ACP Advantage Series Strategic Opportunities Fund gained 4.70% net of fees and the ACP Institutional Series Strategic Opportunities Fund gained 5.04% net of fees. This compares to gains in the S&P 500 and Russell 2000 of 15.93% and 20.40% respectively.  Year to date the ACP Advantage Series is up 5.78% and the ACP Institutional Series is up 6.51% net of all fees compared to advances in the S&P and Russell respectively of 1.33% and 1.91%.  Since its July 2003 inception, the cumulative return of the ACP Advantage Series Fund is up 27.20% net of all fees compared to the S&P 500 Index return of 12.68% during the same period. The ACP Institutional Series Fund, since its inception in October 2003, has a positive cumulative return of 30.72% net of fees compared to the S&P 500 Index return of 10.08% during the same period. Our performance this year illustrates the importance of capital preservation and steady performance. Aesop’s fable, “The Tortoise and the Hare” is the best analogy we can think of to describe our investment goals.

The market continued its “the world is not coming to an end” rally, which began in March and continued into April and May. As this advance has progressed, investors have gone from relief to wondering who will be the winners and losers in our new economic reality. Many of the names which did well early in the rally did so solely because the news had stopped getting worse. Beginning in June we seemed to enter the stage where individual companies will have to show real top line progress in order to be rewarded by investors. During periods like this, stocks should become less correlated and superior stock selection will be necessary to prosper. It is our belief that we could be in

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

this type of environment for an extended period of time as we work our way out of our current economic woes. Such an environment should be conducive to our managers and our Funds.

The performance of our managers during the quarter reflected this environment as the spread in performance among our fifteen hedged equity managers was relatively wide (-10.38% to +30.77%). Quarters like this support our contention that a multi-manager approach is the best way to operate in this space.

We redeemed from one of our managers during the quarter because of poor performance. We also trimmed our holdings in another firm as their performance had caused them to become too large a position in our portfolio.  Lastly, we added a new manager on July 1 who has a more quantitative strategy than we have invested with in the past.

 Commentary

“Not ignorance, but ignorance of ignorance, is the death of knowledge.”
-Alfred North Whitehead

As human beings we crave certainty. It is pleasurable and as Robert A. Burton M.D. stated in his book, On Being Certain, “certainty and similar states of “knowing what we know” arise out of involuntary brain mechanisms that, like love and anger, function independently of reason”. The alternative, uncertainty, leads to stress, which can be uncomfortable and requires an amount of thoughtfulness to endure.

The investment world is full of certain sounding statements like “buy and hold”, “one decision stocks”, “absolute return” and “target date funds”. We even have processes like “modern portfolio theory” and “value at risk” which portend to quantify how much money you can expect to make or lose from a certain investment over a given period of time. Statements and processes such as these are attractive to many investors because they feed our craving for certainty. Unfortunately, the world is an uncertain place and blindly relying on statements such as these can lead to hardship, or worse.

Consider the case of two investors, Tom and Harry.  Both received an inheritance of $100,000 and both have the same financial advisor. The advisor is a proponent of “modern portfolio theory” and suggests that the best way to invest is to utilize low-cost, passively managed S&P index funds.  Both are told that they can expect to earn 8% per year, on average, which would make their $100,000 worth $215,893 in 10 years. Both have plans to use this money for their child’s college education. This is where the similarity ends.

Tom came to his advisor on September 30th 2007, and invested at the S&P 500 closing price that day of $1526.75. At the end of February in 2009 Tom called his advisor to check in and learned that unfortunately his $100,000 investment was now worth $48,150. He asked his advisor what he will now need to make in order to reach his 10-year goal of $215,893 and learned that it is not 8% per year as planned but 19.4%!

The same day this unpleasant conversation took place, Harry received his inheritance and visited the same advisor. He agreed with his advice and invested in the S&P 500 at $735.09. On June 30th 2009, he decided to check in with the advisor and learned that his investment had increased by 25% to $125,000. He also learned that in order to reach his 10-year goal of $215,893, he does not need to make the planned 8% per year but only 5.8%.

Same advisor, same plan but two very different outcomes. The only difference was timing and the only thing that is “certain” is that Tom now needs to earn a much higher return than Harry to meet his goals.

I realize that this is an extreme example in that I picked recent high and low points in the market in order to make my point. However, the difference in required returns does not have to be as wide as 5.8% to 19.4% to result in surprised investors. Small differences in compound annual returns lead to big differences in cumulative assets over time. The theory proposed by the advisor conveys an amount of certainty that is far from reality. Neither investor was warned

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

that the timing of their investment played a critical role in determining whether or not they can reach their long-term goals. In theory, it sounded great but the reality was quite different. Warren Buffet compares theories such as these to “playing poker without looking at the cards”.

Simplistic, one decision methodologies such as the one described above can lead to hubris which can lead to disaster. Knowing what you don’t know is critical to long term success in this business because that is where the real risks lie. As we search for managers for our Portfolio we focus on those who not only have conviction in their skills but also enough humility to know that they can be wrong. Market conditions change and in order to deliver high risk-adjusted returns over time, managers must adapt their methodologies while maintaining discipline. The damage caused by sharp losses is too penal to the long-term compounding of assets; so preservation of capital needs to be their primary focus…not adherence to some pleasant sounding maxim. This we know for certain.

We hope this discussion has given you a better understanding of the benefits of our investment approach.  If you have any questions or would like to discuss some of the thoughts in this letter, please contact us.  We welcome your calls and want to continue to be as transparent as possible regarding how we manage your money.  Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned ACP Funds Trust Funds is net of all expenses charged to shareholders.  Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index.  Information regarding the Fund set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Funds.  Please read it carefully before you invest or send money.  These Funds may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the Funds.

The Funds are available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices.  You cannot invest in an index.  Index returns do not reflect the impact of any management fees, transaction costs or expenses.  The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.  The Russell 2000 Index is composed of U.S. Small Cap Stocks.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

¹Refers to the HFRX Equity Hedge Index. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. ("HFR, Inc.") employs the HFRX Methodology (UCITSIII compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager's due diligence requirements. Production of the HFRX Methodology results in a model output which selects

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index

Risk Factors
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Funds Trust

ACP Advantage Strategic Opportunities Fund

ACP Institutional Series Strategic Opportunities Fund

Financial Statements for the Period Ended June 30, 2009
(unaudited)

ACP Funds Trust

For the Period Ended
June 30, 2009

ACP Funds Trust

Statements of Assets and Liabilities
June 30, 2009 (unaudited)

	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Assets:
Investments in ACP Strategic Opportunities Fund II, LLC at fair
value (cost, $4,114,782 and $13,376,032, respectively)	$4,707,308	$14,131,663
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	3,150,963	1,189,968
Receivable from Investment Manager	17,616	24,916
Investments in ACP Strategic Opportunities Fund II, LLC paid in advance	-	150,000

Total assets	7,875,887	15,496,547
Liabilities:
Due to ACP Strategic Opportunities Fund II, LLC	20,116	1,125
Contributions received in advance	-	150,000
Withdrawals payable	3,150,963	1,189,968
Excise tax fees	24,438	22,473
Professional fees	9,625	9,625
Other expenses	3,587	3,156
Accounting and administration fees	1,125	1,125

Total liabilities	3,209,854	1,377,472
Net assets	$4,666,033	$14,119,075

Components of Net Assets:
Paid-in Capital	$4,607,461	$14,098,725
Accumulated net investment loss	(1,085,291)	(1,034,344)
Accumulated net realized gain on investments	52,853	26,644
Net unrealized appreciation on investments	1,091,010	1,028,050

Net Assets	$4,666,033	$14,119,075

Shares issued and outstanding (100,000,000 shares authorized per Fund)	380,777	1,093,227

Net asset value, offering and redemption price per share	$12.25	$12.92

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Operations
For the Period Ended June 30, 2009 (unaudited)

	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC:
Dividends	$327	$631
Expenses	(70,705)	(136,094)
Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC	(70,378)	(135,463)

Fund expenses:
Distribution and shareholder servicing fees	37,475	-
Professional fees	9,625	9,625
Excise tax expense	8,980	9,158
Accounting and administration fees	6,750	6,750
Other expenses	2,338	2,174
Total fund expenses	65,168	27,707

Net investment loss	(135,546)	(163,170)

Realized and unrealized gains (loss) on investments allocated from ACP Strategic
Opportunities Fund II, LLC:
Net realized loss from investments	(4,288)	(8,390)
Net change in unrealized appreciation on investments	568,956	1,096,872
Net realized and unrealized gains (loss) on investments allocated from ACP
Strategic Opportunities Fund II, LLC	564,668	1,088,482

Net increase in net assets resulting from operations	$429,122	$925,312

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Changes in Net Assets

	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund

Net assets at December 31, 2007	$10,397,856	$8,935,570

Accumulated Net Investment Loss	$(257,036)	$(181,386)

Operating activities
Net investment loss	$(389,659)	$(357,184)
Net realized gains (losses) from investments	19,463	(5,280)
Net decrease in unrealized appreciation on investments	(662,626)	(1,097,493)
Net decrease in net assets resulting from operations	(1,032,822)	(1,459,957)

Distributions to shareholders
Net investment income	(303,050)	(332,604)
Realized gains	(155,088)	(134,624)
Total distributions to shareholders	(458,138)	(467,228)

Capital share transactions
Shares issued	2,029,653	7,612,689
Distribution reinvestment	458,138	467,228
Shares redeemed	(4,106,813)	(1,029,571)
Increase / (Decrease) in net assets from capital share transactions	(1,619,022)	7,050,346

Total Increase / (Decrease) in net assets	(3,109,982)	5,123,161

Net assets at December 31, 2008	$7,287,874	$14,058,731

Accumulated Net Investment Loss	$(949,745)	$(871,174)

Operating activities (unaudited)
Net investment loss	$(135,546)	$(163,170)
Net realized losses from investments	(4,288)	(8,390)
Net increase in unrealized appreciation on investments	568,956	1,096,872
Net increase in net assets resulting from operations (unaudited)	429,122	925,312

Distributions to shareholders (unaudited)
Net investment income	-	-
Realized gains	-	-
Total distributions to shareholders (unaudited)	-	-

Capital share transactions (unaudited)
Shares issued	100,000	325,000
Distribution reinvestment	-	-
Shares redeemed	(3,150,963)	(1,189,968)
Decrease in net assets from capital share transactions (unaudited)	(3,050,963)	(864,968)

Total Increase / (Decrease) in net assets	(2,621,841)	60,344

Net assets at June 30, 2009 (unaudited)	$4,666,033	$14,119,075

Accumulated Net Investment Loss (unaudited)	$(1,085,291)	$(1,034,344)

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Cash Flows
For the Period Ended June 30, 2009 (unaudited)

Cash flows from operating activities:	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Net increase in net assets resulting from operations	$429,122	$925,312
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Cost of shares of ACP Strategic Opportunities Fund II, LLC purchased	(100,000)	(325,000)
Proceeds from withdrawals of interest in ACP Strategic Opportunities
Fund II, LLC	3,219,791	1,221,429
Total investment gains allocated from ACP Strategic Opportunities
Fund II, LLC	(494,290)	(953,019)
Increase in redemption receivable from ACP Strategic Opportunities
Fund II, LLC	(1,962,097)	(1,018,877)
Increase in investments in ACP Strategic Opportunities Fund II,
LLC in advance	-	(75,000)
Increase in due to ACP Strategic Opportunities Fund II, LLC	19,116	125
Decrease in professional fees payable	(9,625)	(9,625)
Increase in excise tax fees payable	6,479	4,158
Increase in accounting and administration fees payable	125	125
Decrease in distribution and shareholder servicing fees payable	(21,595)	-
Increase in other expenses payable	1,840	1,463

Net cash provided by / (used in) operating activities	1,088,866	(228,909)
Cash flows from financing activities:
Proceeds from shares issued (net of contributions received in advance)	100,000	400,000
Redemptions paid (net of change in withdrawals payable)	(1,188,866)	(171,091)

Net cash (used in) / provided by financing activities	(1,088,866)	228,909

Net change in cash and cash equivalents	-	-
Cash and cash equivalents at beginning of year	-	-
Cash and cash equivalents at end of year	$-	$-

Supplemental Disclosure of Cash Flow Information:
Reinvestments of dividends and distributions (non-cash financing activity)	$-	$-

The accompanying notes are an integral part of these financial statements

ACP Funds Trust

Financial Highlights

	ACP Advantage Strategic Opportunities Fund
	For the Period January 1, 2009 through		For the Year Ended December 31,
	June 30, 2009 (f)		2008		2007		2006		2005
NET ASSET VALUE, Beginning of Year	$11.58		$13.78		$12.52		$11.80		$11.28

Investment operations
Net investment loss	(0.21	) (a) (c)	(0.51	) (a)	(0.42	) (a)	(0.31	) (a)	(0.28	) (a)
Net realized and unrealized gains (loss) on
investment transactions	0.88	(c)	(1.03)		1.79		1.11		0.86
Total from investment operations	0.67		(1.54)		1.37		0.80		0.58

Distributions to Shareholders
Net investment income	-		(0.44)		-		(0.02)		-	(b)
Realized gains	-		(0.22)		(0.11)		(0.06)		(0.06)
Total distributions to shareholders	-		(0.66)		(0.11)		(0.08)		(0.06)

NET ASSET VALUE, End of Year	$12.25		$11.58		$13.78		$12.52		$11.80

RATIOS / SUPPLEMENTAL DATA

Ratios to Average Net Assets: (c)
Net investment loss	(3.56	)% (e)	(3.91)%		(3.21)%		(2.54)%		(2.42)%
Expenses, net of reimbursements/waiver of fees	3.68	% (e)	4.01%		3.58%		2.98%		2.55%
Expenses, excluding reimbursements/waiver of fees	3.68	% (e)	4.01%		3.80%		5.84%		13.34%

TOTAL RETURN	5.82%		(11.16)%		10.94%		6.06%		4.61%

PORTFOLIO TURNOVER RATE (d)	7%		19%		12%		11%		35%

Net Assets End of Year	$4,666,033		$7,287,874		$10,397,856		$5,870,704		$885,576

(a)	Calculated using average shares outstanding during the period.
(b)	Less than ($0.01) per share.
(c)	Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.
(d)	Calculated based on investment activity of ACP Strategic Opportunities Fund II, LLC
(e)	Annualized for periods less than one year year.
(f)	Unaudited

ACP Funds Trust

Financial Highlights

	ACP Institutional Series Strategic Opportunities Fund
	For the Period January 1, 2009 through		For the Year Ended December 31,
	June 30, 2009 (e)		2008		2007		2006		2005
NET ASSET VALUE, Beginning of Year	$12.13		$13.95		$12.60		$11.80		$11.15

Investment operations
Net investment loss	(0.14	) (a) (b)	(0.36	) (a) (b)	(0.29	) (a)	(0.18	) (a)	(0.16	) (a)
Net realized and unrealized gains (loss) on
investment transactions	0.93	(b)	(1.05	) (b)	1.80		1.11		0.85
Total from investment operations	0.79		(1.41)		1.51		0.93		0.69

Distributions to Shareholders
Net investment income	-		(0.29)		(0.04)		(0.05)		(0.02)
Realized gains	-		(0.12)		(0.12)		(0.08)		(0.02)
Total distributions to shareholders	-		(0.41)		(0.16)		(0.13)		(0.04)

NET ASSET VALUE, End of Year	$12.92		$12.13		$13.95		$12.60		$11.80

RATIOS / SUPPLEMENTAL DATA

Ratios to Average Net Assets: (b)
Net investment loss	(2.24	)% (d)	(2.68)%		(2.24)%		(1.46)%		(1.42)%
Expenses, net of reimbursements/waiver of fees	2.28	% (d)	2.76%		2.60%		1.89%		1.54%
Expenses, excluding reimbursements/waiver of fees	2.28	% (d)	2.76%		2.86%		5.29%		10.59%

TOTAL RETURN	6.51%		(10.08)%		11.95%		6.80%		5.83%

PORTFOLIO TURNOVER RATE (c)	7%		19%		12%		11%		35%

Net Assets End of Year	$14,119,075		$14,058,731		$8,935,570		$4,975,640		$1,207,675

(a)	Calculated using average shares outstanding during the period.
(b)	Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.
(c)	Calculated based on investment activity of ACP Strategic Opportunities Fund II, LLC
(d)	Annualized for periods less than one year year.
(e)	Unaudited

ACP Funds Trust

Notes to Financial Statements (unaudited)

1.           Organization and Investment Objective

ACP Funds Trust (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company with two active series and a continuous offering period. The financial statements included herein are those of the ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund (each a “Fund” and together the “Funds”). Each Fund has only one class of shares of beneficial interest that may be issued in an unlimited number.

Shares of the Funds of the Trust ("Shares") represent equal pro-rata interests in such Trust, except that each Fund bears different expenses that reflect the difference in the range of services provided to them.

The Funds issue Shares only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). As such, Shares of the Funds are available only to investors who are “accredited investors” under Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of an investment in a Fund and must be able to bear the economic risks of such investment.

The board of trustees of the Trust (the “Board of Trustees”) has the overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Funds’ business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The Board of Trustees consists of the same persons as the Board of Directors of ACP Strategic Opportunities Fund II, LLC (the “Master Fund”).

The investment objective of the Funds is to achieve an absolute return in excess of the long-term return of the U.S. equity market. The Funds attempt to achieve this objective by investing substantially all of their assets in the Master Fund, which has the same investment objective as the Funds.  The Master Fund will primarily invest its assets among a select group of non-registered funds (“Underlying Funds”) whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, (the “Investment Manager”) serves as the investment manager to each of the Funds and as the investment manager to the Master Fund. The Trust has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a

ACP Funds Trust

Notes to Financial Statements (unaudited)

1.           Organization and Investment Objective (continued)

continuing investment program for the Funds.  The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.  The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read with the Funds’ financial statements.  The percentages of the Master Fund owned by Advantage Strategic Opportunities Fund and Institutional Series Strategic Opportunities Fund at June 30, 2009 were 13.39% and 40.20%, respectively.

2.           Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Fund

Valuation of each Fund’s interest in the Master Fund is based on the investment in Underlying Funds held by the Master Fund.  The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by the Underlying Funds respective investment managers, in accordance with procedures established by their respective general partners. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents.  If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or, if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the board of directors of the Master Fund.  Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed and the differences could be material.  The accounting policies of the Master Fund, including the valuation of securities held by the Master Fund, will directly affect the Funds and are discussed in the Notes to Financial Statements of the Master Fund attached to this report.

ACP Funds Trust

Notes to Financial Statements (unaudited)

2.           Significant Accounting Policies (continued)

Net Asset Valuation

The net asset value of each Fund is equal to that Fund’s proportionate interest in the net assets of the Master Fund, plus any cash or other assets of each Fund minus all liabilities (including accrued expenses) for each Fund.  The net asset value per Share of each Fund is calculated at the end of each allocation period, which is generally the last day of each month. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding Shares of each Fund.

Allocation from Master Fund

As required by accounting principles generally accepted in the United States of America, each Fund records its allocated portion of income, expense, realized gains and losses and unrealized gains and losses from the Master Fund.

Tax Basis reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. federal tax purposes, the tax character of each Fund’s allocated earnings is established dependent upon the tax filings of the Underlying Funds. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.  As such, the components of net assets in the statements of assets and liabilities have not been adjusted to reflect these amounts, and certain other tax basis disclosures have not been made.

Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by a Fund and not invested into the Master Fund will be recognized on an accrual basis.  Expenses that are specifically attributed to one of the Funds are charged to that Fund.  Common expenses of the Trust are allocated among the Funds on the basis of relative net assets.  In addition, each Fund also bears its proportionate share of the expenses of the Master Fund.  Because each Fund bears its proportionate share of the management fees of the Master Fund, the Funds do not pay any additional compensation directly to the Investment Manager.  See Note 3 for discussion of distribution and shareholder servicing fees.

The Investment Manager agreed to reimburse certain expenses (other than the management fee) to the extent those other expenses exceeded 0.15% per annum of average net assets through April 30, 2007 for ACP Institutional Series Strategic Opportunities Fund and 1.65% per annum of average net assets through April 30, 2007 for ACP Advantage Strategic Opportunities Fund.  As of June 30, 2009, the receivable from the Investment Manager for the Funds totaled $24,916 and $17,616 respectively.  During the period ended June 30, 2009, the Investment Manager did not pay any of the outstanding receivable.  The Investment Manager entered into an agreement with the Board of Trustees to repay all outstanding expense reimbursement accruals in order that the

ACP Funds Trust

Notes to Financial Statements (unaudited)

2.           Significant Accounting Policies (continued)

balances will be zero by December 31, 2011, if not sooner.  The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Trust's former administrator.

Dividends and Distributions

The Funds pay distributions of net income annually.  Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

3.           Transactions with Affiliates

Certain officers of the Trust and of the Funds are also officers of the Investment Manager.  Such officers are paid no fees by the Trust or the Funds for serving as officers and trustees of the Trust or the Funds. The ACP Advantage Strategic Opportunities Fund has adopted a Distribution and Shareholder Services Plan applicable to its Shares that provides for annual distribution and shareholder services fees of 1.00%.  The ACP Institutional Series Strategic Opportunities Fund does not have any annual distribution or shareholder services fees.

Each member of the Board of Trustees, who is not an “interested person” of the Funds, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone.  All trustees are reimbursed by the Funds for all reasonable out-of-pocket expenses incurred by them in performing their duties.   In addition, the Funds' Chief Compliance Officer received $20,000 for services rendered in 2009 as disclosed on the statement of operations as Board of Trustees and officers' fees.

4.           Federal Income Taxes

Each Fund is classified as a separate taxable entity for federal income tax purposes.  Each Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from federal income tax.  Therefore, no federal tax provision has been made. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with federal income tax regulations, which may differ from income and net realized capital gains determined under accounting principles generally accepted in the United States of America.  These book/tax differences are either temporary or permanent in

ACP Funds Trust

Notes to Financial Statements (unaudited)

4.           Federal Income Taxes (continued)

nature.  To the extent these differences are permanent, adjustments will be made to the appropriate equity accounts in the year that the differences arise.  There were no such adjustments in 2009.  For federal income tax purposes, any capital loss carry forwards may be carried forward and applied against future capital gains.

Effective June 29, 2007, the Funds implemented FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006.  Management has concluded that as of June 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The Funds file U.S. federal and New York, Pennsylvania, Georgia, and New Jersey state tax returns.   No income tax returns are currently under examination.  The Funds' U.S. federal tax and state returns remain open for examination for the years ended December 31, 2005 through December 31, 2008.

5.           Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Trust.  In this capacity, Pinnacle provides certain accounting, record keeping, and investor related services.  The Trust pays a monthly flat-fee to Pinnacle for these services.

UMB Bank serves as the Trust’s custodian.

6.           Risk Factors

An investment in either of the Funds involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment ("Hedge Funds").  As unregistered investment companies, Hedge Funds are generally not subject to regulations under federal securities laws.  These investments will generally be restricted securities that are subject to substantial holding periods and are not traded in public markets at all.  The Master Fund may not be able to resell some of its investment holdings for extended periods, which may be several years.  In addition, Hedge Funds typically offer only periodic redemptions, and there is generally no secondary market for investors (such as the Master Fund) to access for liquidity purposes.  As a result, these Hedge

ACP Funds Trust

Notes to Financial Statements (unaudited)

6.           Risk Factors (continued)

Funds generally offer less liquidity than other investment securities.  No guarantee or representation is made that the investment objective of the Funds and the Master Fund will be met.

7.           Redemptions and Repurchase of Shares.

With very limited exceptions, as outlined in each Fund's Private Placement Memorandum, Shares are not transferable.  Each of the Funds is registered as a closed-end fund. Unlike an open-end mutual fund, no shareholder or other person holding Shares will have the right to require a Fund to redeem those Shares or a portion thereof.  There is no public market for the Shares, and none is expected to develop.  Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Funds.  The Board of Trustees may, from time to time and in their sole discretion, cause one or both of the Funds to repurchase Shares from shareholders pursuant to written tenders by shareholders at such times and on such terms  and conditions as established by the Board of Trustees.  In determining whether a Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendation of the Investment Manager.  The Investment Manager expects that it will generally recommend to the Board of Trustees that the Funds offer to repurchase Shares from shareholders at least two (2) times each year, although the Board of Trustees may determine to authorize fewer repurchase offers..

8.           Capital Stock Transactions

Transactions in Shares were as follows:

	ACP Advantage Strategic Opportunities Fund
	Period Ended June 30, 2009	Year Ended December 31, 2008

Number of Shares issued	8,584	152,126
Number of Shares redeemed	(257,222)	(316,905)
Number of Shares reinvested	-	39,631
Net decrease in Shares outstanding	(248,638)	(125,148)
Shares outstanding, beginning of year	629,415	754,563
Shares outstanding, end of year	380,777	629,415

On June 30, 2009, six (6) shareholders of ACP Advantage Strategic Opportunities Fund held approximately 44% of the outstanding Shares of the Fund.  Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

ACP Funds Trust

Notes to Financial Statements (unaudited)

8.           Capital Stock Transactions (continued)

	ACP Institutional Series Strategic Opportunities Fund
	Period Ended June 30, 2009	Year Ended December 31, 2008

Number of Shares issued	25,970	556,020
Number of Shares redeemed	(92,103)	(76,044)
Number of Shares reinvested	-	38,645
Net (decrease) increase in Shares outstanding	(66,133)	518,621
Shares outstanding, beginning of year	1,159,360	640,739
Shares outstanding, end of year	1,093,227	1,159,360

On June 30, 2009, four (4) shareholders of ACP Institutional Series Opportunities Fund held approximately 42% of the outstanding Shares of the Fund.  Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

9.           Guarantees

In the normal course of business, the Funds enter into contracts that provide general indemnifications.  The Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.           Subsequent Event

For the period from July 1, 2009 through August 15, 2009, shareholders of ACP Institutional Series Strategic Opportunities Fund contributed $560,000 to the Fund, of which $150,000 was received prior to June 30, 2009.  There was no shareholder activity for ACP Advantage Strategic Opportunities Fund during the same period.

ACP Funds Trust

Board of Trustees (unaudited)

The business of the Funds is managed under the direction of the Board of Trustees.  The identity of the members of the Board of Trustees (each, a “Trustee”) and brief biographical information for each Trustee for the past five (5) years is set forth below.  Unless otherwise noted, the business address of each Trustee is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Independent Trustees

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
John Connors Age: 66 100 Matsonford Rd., Radnor, PA 19087	Trustee	Term: Indefinite Length: Since 2002	Portfolio Manager, Guyasuta Investment Advisors (2000-present).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 70 11 Twin Creek Lane, Berwyn, PA 19312	Trustee	Term: Indefinite Length: Since 2004	Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008-present); President, Andres Capital Management (2007-2008); CIO, Fixed Income, Haverford Trust (2005-2007).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 55 123 Lancaster Ave., Wayne, PA 19087	Trustee	Term: Indefinite Length: Since 2007	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (1979-present).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

(1)  James Brinton is President of the Robert J. McAllister Agency which receives compensation from the Funds for providing certain insurance brokerage services.  The Independent Trustees have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Trustee.

ACP Funds Trust

Board of Trustees (unaudited)

Interested Director(s)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
Gary E. Shugrue (2) Age: 54	Trustee and Investment Manager	Term: Indefinite Length: 2007-present (Trustee) 2001- present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001-present); General Partner of Argos Advisors (1988-2000).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC).	BHR Fund Advisors; and Quaker Investment Trust (8 series).

(2)  Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres.  Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise.  Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries.  Mr. Brinton has served other investment company boards and has worked in the insurance industry for more than twenty-five (25) years.  All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act of 1940.  The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

Nominating Committee.

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton.  The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee.

It is the nominating committee’s policy to identify potential nominees based on suggestions from the President of the Fund and other members of the Board of Trustees and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The nominating committee  reviews and evaluate each candidate’s  background, experience and other qualifications as well as the overall composition of the Board of Trustees, and recommends to the Board for its approval the slate of Trustees to be nominated for election at any annual or special meeting of the Fund’s Members at which Trustees are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board of Trustees.

ACP Funds Trust

Fund Management (unaudited)

Set forth below is the name, age, position with the Funds, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Funds.  Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s)During Past 5 Years
Gary Shugrue Age: 54	Trustee and Investment Manager	Term: Indefinite Length: 2007-present (Trustee) 2001-present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP. (2001-present); General Partner of Argos Advisors (1988-2000).
Stephanie Strid Davis Age: 38	Director of Fund Administration and Chief Compliance Officer	Term: Indefinite Length: 2001 – present (Director Fund Administration) 2008-present (Chief Compliance Officer)	Director, Client Service and Fund Operations of Ascendant Capital Partners, LP; (2001-present); Chief Compliance Officer (2008 – present).

ACP Funds Trust

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and the Funds’ records of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Funds’ Form N-Qs are also available from the Funds, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

ACP Strategic Opportunities
Fund II, LLC

Financial Statements For the Period
Ended June 30, 2009
(unaudited)

ACP Strategic Opportunities Fund II, LLC

For the Period Ended
June 30, 2009

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - June 30, 2009 (unaudited)

Investments	Percentage of Member's Capital	Fair Value
Underlying Funds

Long/Short Equity ^#

Consumer
Tiedemann/Falconer Partners, L.P. (cost $2,000,000)	7.9%	$2,780,043
Zeke, L.P. (cost $1,090,000)	3.8%	1,349,381
	11.7%	4,129,424

Financial Services
Castine Partners, L.P. (cost $2,000,000)	9.7%	3,423,284

Large Cap Value
Aristos Capital, L.P. (cost $2,000,000)	5.8%	2,047,955

Mid Cap Growth
JetStream Global Institutional Fund, L.P. (cost $1,500,000)	9.5%	3,337,718

Natural Resources
Hard Assets Partners, L.P. (cost $2,000,000)	7.3%	2,552,305
Harpswell Capital Partners, L.P. (cost $1,000,000)	3.1%	1,094,014
	10.4%	3,646,319

Small Cap Growth
Akahi Fund, L.P. (cost $3,000,000)	9.8%	3,448,141
Bluefin Investors, L.P. (cost $3,000,000)	10.1%	3,533,373
	19.9%	6,981,514

Small Cap Value
Rivanna Partners, L.P. (cost $2,500,000)	8.5%	3,003,667

Technology
Brightfield Partners, L.P. (cost $2,190,000)	6.9%	2,408,005
Christie Street Capital Fund, L.P. (cost $1,000,000)	2.9%	1,026,285
Connective Capital I, L.P. (cost $2,750,000)	9.4%	3,292,770
STG Capital Partners (QP), L.P. (cost $2,000,000)	5.7%	2,007,443
	24.9%	8,734,503

Total Long/Short Equity (cost $28,030,000)	100.4%	35,304,384

Money Market:

Federated Treasury Obligations Fund (cost $895,060)	2.6%	895,060

Total Money Market (cost $895,060)	2.6%	895,060

Total Investments in Underlying Funds (cost $28,925,060)*	103.0%	$36,199,444

Other Assets and Liabilities	-3.0%	(1,044,098)

Members' Capital	100.0%	$35,155,346

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale.  Total cost and fair value of restricted securities as of June 30, 2009 was $28,030,000 and $35,304,384 respectively.
* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.  Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$7,274,384
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$7,274,384

All assets other than cash investments, which represent 2.6% of the portfolio, should be considered illiquid investments.  In this regard, all Underlying Funds should be considered illiquid investments.  These investments represent 100.4% of the Master Fund.  The liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements

The accompanying notes are an integral part of these financial statements.

Tab 1-1

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
June 30, 2009 (unaudited)

Assets:
Investments in underlying funds, at fair value (cost, $28,925,060)	$36,199,444
Investments funded in advance	1,000,000
Receivables:
Redemptions from underlying funds	2,781,867
Receivable from Investment Manager	55,334
Due from affiliates	21,241
Dividends	168
Other assets	7,409

Total assets	40,065,463
Liabilities:
Withdrawals payable	4,466,002
Contributions received in advance	300,000
Due to broker	62,376
Accrued expenses:
Professional fees	62,137
Directors' and officer's fees	9,625
Accounting and administration fees	7,411
Other accrued expenses	1,680
Custody fees	886

Total liabilities	4,910,117
Members' capital	$35,155,346

Members' capital
Represented by:
Capital contributions (net)	$28,843,647
Accumulated net investment loss	(2,691,785)
Accumulated net realized gain on investments	1,729,100
Net unrealized appreciation on investments	7,274,384

Members' capital	$35,155,346

Units Outstanding (100,000,000 units authorized)	2,482,598

Net Asset Value per Unit (offering and redemption price per unit)	$14.16

The accompanying notes are an integral part of these financial statements.

Tab 1-2

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
For the Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$1,638
Total investment income	1,638
Expenses
Investment management fee	188,039
Professional fees	71,101
Board of Directors' and officer's fees	35,375
Accounting and administration fees	30,706
Other expenses	15,875
Insurance expense	9,450
Custody fees	2,726
Total expenses	353,272

Net investment loss	(351,634)
Realized and unrealized gain (loss) from investments
Net realized loss from investments in underlying funds	(21,681)
Net increase in unrealized appreciation on investments in underlying funds	2,848,280
Net realized and unrealized gain from investments	2,826,599
Net increase in members' capital resulting from operations	$2,474,965

The accompanying notes are an integral part of these financial statements.

Tab 1-3

ACP Strategic Opportunities Fund II, LLC

Statement of Changes in Members' Capital

	For the Period Ended (unaudited)	For the Year Ended
	June 30, 2009	December 31, 2008
Members' capital - beginning of year	$35,621,671	$37,450,115
Capital contributions	1,625,000	10,192,342
Capital withdrawals	(4,566,290)	(7,995,369)
Net investment loss	(351,634)	(901,382)
Net realized loss from investments in underlying funds	(21,681)	12,509
Net increase in unrealized appreciation on investments in
underlying funds	2,848,280	(3,136,544)

Members' capital - end of year	$35,155,346	$35,621,671

The accompanying notes are an integral part of these financial statements.

Tab 1-4

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
For the Period Ended June 30, 2009 (unaudited)

Cash flows from operating activities:
Net increase in members' capital resulting from operations	$2,474,965
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Net realized loss from investments in underlying funds	21,681
Net change in unrealized appreciation on investments in underlying funds	(2,848,280)
Cost of investments in underlying funds purchased	(2,500,000)
Proceeds from redemptions of investments in underlying funds	2,786,319
Net sale of money market fund	2,363,182
Increase in investments funded in advance	(1,000,000)
Decrease in receivable for redemption of underlying funds	858,056
Increase in due from affiliates	(19,241)
Decrease in dividends and interest receivable	438
Decrease in other assets	2,988
Increase in due to broker	62,376
Decrease in accrued professional fees payable	(10,375)
Increase in directors' and officer's fees payable	6,875
Increase in accounting and administration fees payable	2,481
Increase in other accrued expenses	793
Increase in custody fees payable	78

Net cash provided by operating activities	2,202,336
Cash flows from financing activities:
Capital contributions received (net of contributions received in advance)	1,850,000
Capital withdrawals paid (net of change in withdrawals payable)	(4,052,336)

Net cash used in financing activities	(2,202,336)

Net change in cash	-
Cash at beginning of year	-
Cash at end of year	$-

The accompanying notes are an integral part of these financial statements.

Tab 1-5

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Period
	January 1,
	2009 through		For the Year Ended December 31,
	June 30, 2009	(c)	2008		2007		2006		2005
NET ASSET VALUE, Beginning of Year	$13.27		$14.68		$13.07		$12.10		$11.39

INVESTMENT OPERATIONS
Net investment loss	(0.13	) (a)	(0.31	) (a)	(0.25	) (a)	(0.16	) (a)	(0.15)
Net realized and unrealized gain (loss)
from investments in Underlying Funds	1.02		(1.10)		1.86		1.13		0.86
Total from investment operations	0.89		(1.41)		1.61		0.97		0.71

NET ASSET VALUE, End of Year	$14.16		$13.27		$14.68		$13.07		$12.10

TOTAL RETURN	6.71%		(9.60)%		12.32%		8.02%		6.23%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of reporting period (000's omitted)	$35,155		$35,622		$37,450		$27,130		$17,804

Ratios to Average Net Assets:
Net investment loss	(1.86)%		(2.19)%		(1.83)%		(1.26)%		(1.29)%
Expenses, net of reimbursements/waiver of fees	1.90	% (b)	2.29%		2.17%		1.67%		1.42%
Expenses, excluding reimbursements/waiver of fees	1.90	% (b)	2.29%		2.38%		2.98%		3.17%

PORTFOLIO TURNOVER RATE	13%		19%		12%		11%		35%

(a) Calculated using average shares outstanding during the year.
(b) Annualized for periods less than one year year.
(c) Unaudited.

The accompanying notes are an integral part of these financial statements.

Tab 1-6

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

1. Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended (the "Securities Act").  As such, the Fund is available only to investors who are “accredited investors” under Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of an investment in the Fund and must be able to bear the economic risks of such investment.  The Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market.  It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”).  The Investment Manager (as defined below) invests the Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Fund.  The Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Fund.  The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisors Act of 1940, as amended.  Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as the Board of Directors of the Fund (the “Board”).

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by their respective general partners.  Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents.  Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents.  If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Fund, a fair value determination is made under procedures established

Tab 1-7

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds

by and under the general supervision of, the Board.  Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.  There were no instances of this occurring at anytime throughout the period ended June 30, 2009.  Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Investment Manager or investment managers to the Underlying Funds should prove incorrect.  Investment managers to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, therefore, it will not be possible to determine the net asset value of the Fund more frequently.  The interests in the Underlying Funds in which the Fund invests or plans to invest are generally illiquid.  The Fund may not be able to dispose of Underlying Fund interests that it has purchased.  These investments represent 100% of the net assets of the Fund.

The Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund which is valued at fair value based upon the net assets of the fund.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective, January 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – Quoted prices in active markets for identical investments
•	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk).
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Tab 1-8

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

Investments
in
Valuation Inputs	Securities
Level 1 – Quoted Prices	$895,060
Level 2 – Other Significant Observable Inputs	-
Level 3 – Significant Unobservable Inputs	35,304,384

Total	$36,199,444

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 12/31/2008	$32,764,104
Change in Unrealized Appreciation **	2,848,280
Realized losses **	(21,681)
Net Purchases / (Sales)	(286,319)
Transfers In / (Out) of Level 3	-

Balance as of 06/30/2009	$35,304,384

** Included in the realized and unrealized gain (loss) from investments section in the statement of operations.

The amount of the total gains or losses for the period ended June 30, 2009 that are attributable to the change in unrealized gains or losses relating to the investments in Level 3 assets still held as of June 30, 2009 is $7,274,384 which is reflected as a component of net increase in unrealized appreciation on investments in Underlying Funds

Net Asset Valuation

The Fund’s Administrator, Pinnacle Fund Administration LLC (“Pinnacle” or “Administrator”) will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Standard Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.  The net asset value for the Fund is comprised of the net asset value of the Underlying Funds in which the Fund invests, less the expenses and liabilities of the Fund, and other assets in which the Fund invests.

Tab 1-9

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

Special situations affecting the calculation of net asset value may arise from time to time.  You should be aware that, generally, the Fund, the Investment Manager and the Administrator will not be able to examine or verify the valuations provided by the Underlying Funds.  Absent bad faith or manifest error, the determination of net asset value of the Fund is conclusive and binding on all investors.

2. Significant Accounting Policies (continued)

 Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis.  Realized gains and losses on investment transactions are recorded on an identified-cost basis.  Interest is recognized on the accrual basis.  Dividends are recognized on the ex-dividend date.

Fund Level Expenses

The Investment Manager agreed to reimburse the Fund for certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007.  During the period ended June 30, 2009, the Investment Manager did not pay the Fund any of the outstanding receivable.  As of June 30, 2009, the receivable from the Investment Manager to the Fund totaled $55,334.  The Investment Manager has entered into an agreement with the Board to repay all outstanding expense reimbursement accruals in order that the balances will be zero by December 31, 2011, if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Fund's former administrator.

Income Taxes

The Fund is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. For income tax purposes, each person who has purchased interests in the Fund (each a “Member”, together the “Members”) will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss, deductions and credits for each taxable year of the Fund ending with or within each Member’s taxable year.

Effective June 29, 2007, the Fund implemented FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006.  Management has concluded that as of June 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The Fund files U.S. federal and New York, Pennsylvania, Georgia, and New Jersey state tax returns.   No income tax returns are currently under examination.   The Fund’s U.S. federal tax and state returns remain open for examination for the years ended December 31, 2005 through December 31, 2008.

Tab 1-10

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

2. Significant Accounting Policies (continued)

Due to Broker

The Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses.  Such cash, at times, may exceed federally insured limits.  The Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk.  At June 30, 2009, the Fund owed $62,376 to this account and it is included on the statement of assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period.  Actual results could differ from these estimates.

3. Allocation of Members’ Capital Accounts

The Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member.  Net profits or net losses of the Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members.  Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”).  The base Management Fee is currently equal to 1.50% of the Fund’s net assets and is subject to a performance adjustment based on the Fund’s rolling twelve-month return.  If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum.  For the period ended June 30, 2009, the Fund paid the Investment Manager fees totaling $188,039 as disclosed on the statement of operations, of which no amount was payable to the Investment Manager at June 30, 2009.

Each member of the Board, who is not an “interested person” of the Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone.  All directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.   In addition, the Fund’s Chief Compliance Officer

Tab 1-11

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

4. Management Fee, Related Party Transactions and Other (continued)

received $20,000 for services rendered through June 30, 2009 as disclosed on the statement of operations as Board and officer’s fees.

5. Investment Transactions

Total purchases of Underlying Funds for the period ended June 30, 2009, amounted to $2,500,000.  Total proceeds from redemptions of Underlying Funds for the period ended June 30, 2009, amounted to $2,786,321.  The cost of investments in Underlying Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Underlying Funds.  The Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Fund as of June 30, 2009.

6. Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.  The Fund intends to invest substantially all of its available capital in securities of unregistered investment companies ("Hedge Funds").  As unregistered investment companies, Hedge Funds are generally not subject to regulations under federal securities laws.  These investments will generally be restricted securities that are subject to substantial holding periods and are not traded in public markets at all.  The Fund may not be able to resell some of its securities holdings for extended periods, which may be several years.  In addition, Hedge Funds typically offer only periodic redemptions, and there is generally no secondary market for investors (such as the Fund) to access for liquidity purposes.  As a result, these Hedge Funds generally offer less liquidity than other investment securities.  No guarantee or representation is made that the investment objective will be met.

7. Underlying Funds

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds.

Akahi Fund L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy.  This Underlying Fund maintains a low net exposure, usually +/- 5%, although they may go to +/- 20%.  This Underlying Fund overlays its stock selection with rigorous risk controls to assure that they remain within their stated exposure levels.  With at least thirty (30) days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership.

Tab 1-12

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

7. Underlying Funds (continued)

Aristos Capital, LP invests in small and mid cap U.S. equities generally with a market capitalization range of $200 million to $15 billion on both the long and short side of the market, based upon primary fundamental research, which includes detailed company analysis coupled with economic analysis.  This Underlying Fund has a one-year lock-up and allows for redemptions with sixty (60) days notice.

Bluefin Investors, LP seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community.  This Underlying Fund manages long and short exposure to preserve capital during periods of market stress. This Underlying Fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. It allows for quarterly redemptions with thirty-five (35) days notice.

Brightfield Partners, LP seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon thirty (30) days prior notice, after one (1) year has elapsed since initial investment.

Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals on June 30 and December 31, upon forty-five (45) days prior notice, after one (1) year has elapsed since initial investment.

Christie Street Capital Fund, LP seeks to preserve capital and to earn superior long-term, absolute, risk-adjusted returns, irrespective of market direction, through investments in global securities and derivatives using both long and short positions, employing a fundamental research-driven strategy and investment selection process.  This Underlying Fund's primary investment focus will be the global technology, media, and telecom sectors.  Subject to the 12-month lock-up period with respect to a limited partner’s initial capital contribution, interests may be redeemed on the last business day of each fiscal quarter, upon sixty (60) days prior written notice to the general partner.

Connective Capital I LP focuses its investments in publicly traded equities in the technology and communications sectors.   This Underlying Fund allows for quarterly redemptions with forty-five (45) days notice after one (1) year has elapsed since the initial investment.

Federated Treasury Obligations Fund is a U.S. open-end money market fund.  This Underlying Fund’s objective is to provide current income consistent with the stability of principle.  This Underlying Fund invests primarily in a portfolio of short-term U.S. treasury securities which includes repurchase agreements collateralized fully by U.S. treasury securities and has daily liquidity.

Hard Assets Partners, LP seeks capital appreciation primarily through investments in securities of companies that are directly or indirectly engaged in exploration, development, production, and servicing of natural resources.  This Underlying Fund allows for monthly redemptions upon thirty (30) days prior notice, after six (6) months have elapsed since initial investment.

Tab 1-13

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

7. Underlying Funds (continued)

Harpswell Capital Partners, LP is a market neutral equity fund that invests primarily in the energy and utility sectors.  This Underlying Fund seeks to provide attractive risk-adjusted returns while actively managing exposure to commodities as well as other risk factors.  This Underlying Fund utilizes fundamental analysis and places great emphasis on capital preservation. This Underlying Fund allows for quarterly redemptions with thirty (30) days notice after one (1) year has elapsed since the initial investment.

JetStream Global Institutional Fund, LP seeks to achieve growth of capital through investments in common stocks. This Underlying Fund allows for quarterly redemptions upon thirty (30) days prior notice, after one (1) year has elapsed since initial investment.

Rivanna Partners, LP is a "bottom-up" long/short U.S. equities fund.   This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources.  This Underlying Fund allows for quarterly redemptions with forty-five (45) days notice after one (1) year has elapsed since the initial investment.

STG Capital Partners (QP), LP seeks to maximize returns while preserving capital primarily by investing in U.S. equities with a focus on the technology sector.  This Underlying Fund generally maintains a low net exposure to the overall market.  This Underlying Fund has a one (1) year lock-up on new investments and quarterly redemptions with thirty (30) days notice.

Tiedemann/Falconer Partners, LP seeks to maximize absolute returns through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds and American Depository Receipts.  This Underlying Fund allows for quarterly redemptions upon forty-five (45) days prior notice.

Zeke, LP seeks to maximize long-term capital appreciation and total returns by investing in small and mid-cap U.S. companies that it believes have significant growth characteristics.  This Underlying Fund allows for redemptions quarterly upon forty-five (45) days notice, after one (1) year has elapsed since initial investment.

8. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Fund's Private Placement Memorandum, Units are not transferable.  No Member or other person holding a Unit will have the right to require the Fund to redeem that Unit or portion thereof.  There is no public market for the Units, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Fund.

The Board may, from time to time and in their sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board.  In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager.  The Investment Manager expects that it

Tab 1-14

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements (unaudited)

8. Redemptions and Repurchase of Units and Distributions (continued)

will generally recommend to the Board that the Fund offer to repurchase Units from Members at least two (2) times each year, although the Board may determine to authorize fewer repurchase offers.

The Fund does not intend to distribute to the Members any of the Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for federal, state and local income tax purposes and not receive any cash distribution.

9. Capital Stock Transactions

Transactions in Units are as follows:

	For the Period ended June 30, 2009	For the Year ended December 31, 2008
Number of Units issued	121,182	708,169
Number of Units redeemed	(322,816)	(574,409)
Net decrease in Units outstanding	(201,634)	133,759
Units outstanding, beginning of the year	2,684,232	2,550,473
Units outstanding, end of period	2,482,598	2,684,232

On June 30, 2009, five (5) Members held approximately eighty-four percent (84%) of the outstanding Units of the Fund.  Some of the Members are affiliated feeder funds, which are themselves owned by several shareholders.

10. Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications.  The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  Subsequent Events

For the period from July 1, 2009 through August 15, 2009, the Members contributed $710,000 to the Fund, of which $300,000 was received prior to June 30, 2009.

Tab 1-15

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)			ACP Funds Trust

		By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	August 25, 2009

* Print the name and title of each signing officer under his or her signature.

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act

I, Gary E. Shugrue, certify that:

1.	I have reviewed this report on Form N-CSR of ACP Funds Trust;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:	8/25/09	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)